POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




Barbara  J.  Krumsiek             Elias  Belayneh
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                         /s/
Date                                     Signature




Madala  Mthembu                 Robert  S.  Browne
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




Tim  Smith                             Barbara  J.  Krumsiek
Witness                                 Name  of  Director

                         POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




J.S.  Calloway                        Reno  Martini
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                         /s/
Date                                     Signature




Katherine  Stoner                   Madala  Mthembu
Witness                                 Name  of  Director

                               POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




William  M.  Tartikoff            Donald  R.  Norland
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




Barbara  J.  Krumsiek             Maceo  K.  Sloan
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                         /s/
Date                                     Signature




Barbara  J.  Krumsiek             Tim  Smith
Witness                                 Name  of  Director

                              POWER  OF  ATTORNEY


         I, the undersigned Officer of Calvert New World Fund, Inc. (The "Fund"), hereby constitute William M. Tartikoff, Lisa Crossley,
Susan Walker Bender, Ivy Wafford Duke, and Katherine Stoner my true and Lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS  my  hand  on  the  date  set  forth  below.



May  8,  1997                        /s/
Date                                     Signature




Barbara  J.  Krumsiek             Ronald  M.  Wolfsheimer
Witness                                 Name  of  Officer